SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

December 4, 2009 (December 4, 2009)

NATIONAL HEALTH INVESTORS, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-10822 (Commission File Number)	62-1470956 (IRS Employer Identification No.)

222 Robert Rose Drive

Murfreesboro, TN 37129

 (Address of Principal Executive Offices) (Zip Code)

(615) 890-9100

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

____

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On December 4, 2009, National Health Investors, Inc. (the “Company”) entered into an Agreement with Care Foundation of America, Inc. (CFA) pursuant to which the Company agreed to purchase six Florida skilled nursing facilities from Care Foundation of America, Inc. (CFA) for a total of $67 million.  The purchase will result in the settlement and dismissal of the pending litigation between the parties.  The Agreement has been approved by the Tennessee Attorney General.  In connection with this Agreement, the Company issued a press release, a copy of which is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d)

Exhibits

Number

Description

99

Press Release dated December 4, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL HEALTH INVESTORS, INC.

By:

/s/ Roger R. Hopkins

Name:

Roger R. Hopkins

Title:

Chief Accounting Officer

Date:

December 4, 2009